Exhibit 24

POWER OF ATTORNEY

CONFIRMING STATEMENT

This Statement confirms that the undersigned, Mattress Holdings, LLC, has authorized and designated James R. Black to execute and file on the undersigned’s behalf all Forms 3, 4, and 5 (including any amendments thereto) that the undersigned may be required to file with the U.S. Securities and Exchange Commission as a result of the undersigned’s ownership of or transactions in securities of Mattress Firm Holding Corp. The authority of James R. Black under this Statement shall continue until the undersigned is no longer required to file Forms 3, 4, and 5 with regard to his ownership of or transactions in securities of Mattress Firm Holding Corp., unless earlier revoked in writing. The undersigned acknowledges that James R. Black is not assuming any of the undersigned’s responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

Date: November 17, 2011	MATTRESS HOLDINGS, LLC

	By:	/s/ James R. Black
	Name:	James R. Black
	Title:	Chief Financial Officer

POWER OF ATTORNEY

CONFIRMING STATEMENT

This Statement confirms that the undersigned, J.W. Childs Equity Partners III, L.P., has authorized and designated James R. Black to execute and file on the undersigned’s behalf all Forms 3, 4, and 5 (including any amendments thereto) that the undersigned may be required to file with the U.S. Securities and Exchange Commission as a result of the undersigned’s ownership of or transactions in securities of Mattress Firm Holding Corp. The authority of James R. Black under this Statement shall continue until the undersigned is no longer required to file Forms 3, 4, and 5 with regard to its ownership of or transactions in securities of Mattress Firm Holding Corp., unless earlier revoked in writing. The undersigned acknowledges that James R. Black is not assuming any of the undersigned’s responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

Date: November 17, 2011	J.W. CHILDS EQUITY PARTNERS III, L.P.

	By:	J.W. Childs Advisors III, L.P.,
its General Partner

By:	J.W. Childs Associates, L.P.,
its General Partner

By:	J.W. Childs Associates, Inc.,
its General Partner

By:	/s/ David A. Fiorentino
Name:	David A. Fiorentino
Title:	Vice President

POWER OF ATTORNEY

CONFIRMING STATEMENT

This Statement confirms that the undersigned, J.W. Childs Advisors III, L.P., has authorized and designated James R. Black to execute and file on the undersigned’s behalf all Forms 3, 4, and 5 (including any amendments thereto) that the undersigned may be required to file with the U.S. Securities and Exchange Commission as a result of the undersigned’s ownership of or transactions in securities of Mattress Firm Holding Corp. The authority of James R. Black under this Statement shall continue until the undersigned is no longer required to file Forms 3, 4, and 5 with regard to its ownership of or transactions in securities of Mattress Firm Holding Corp., unless earlier revoked in writing. The undersigned acknowledges that James R. Black is not assuming any of the undersigned’s responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

Date: November 17, 2011	J.W. CHILDS ADVISORS III, L.P.

	By:	J.W. Childs Associates, L.P.,
its General Partner

By:	J.W. Childs Associates, Inc.,
its General Partner

By:	/s/ David A. Fiorentino
Name:	David A. Fiorentino
Title:	Vice President

POWER OF ATTORNEY

CONFIRMING STATEMENT

This Statement confirms that the undersigned, JWC Fund III Co-Invest, LLC, has authorized and designated James R. Black to execute and file on the undersigned’s behalf all Forms 3, 4, and 5 (including any amendments thereto) that the undersigned may be required to file with the U.S. Securities and Exchange Commission as a result of the undersigned’s ownership of or transactions in securities of Mattress Firm Holding Corp. The authority of James R. Black under this Statement shall continue until the undersigned is no longer required to file Forms 3, 4, and 5 with regard to his ownership of or transactions in securities of Mattress Firm Holding Corp., unless earlier revoked in writing. The undersigned acknowledges that James R. Black is not assuming any of the undersigned’s responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

Date: November 17, 2011	JWC FUND III CO-INVEST, LLC

	By:	/s/ David A. Fiorentino
	Name:	David A. Fiorentino
	Title:	Vice President

POWER OF ATTORNEY

CONFIRMING STATEMENT

This Statement confirms that the undersigned, J.W. Childs Associates, L.P., has authorized and designated James R. Black to execute and file on the undersigned’s behalf all Forms 3, 4, and 5 (including any amendments thereto) that the undersigned may be required to file with the U.S. Securities and Exchange Commission as a result of the undersigned’s ownership of or transactions in securities of Mattress Firm Holding Corp. The authority of James R. Black under this Statement shall continue until the undersigned is no longer required to file Forms 3, 4, and 5 with regard to its ownership of or transactions in securities of Mattress Firm Holding Corp., unless earlier revoked in writing. The undersigned acknowledges that James R. Black is not assuming any of the undersigned’s responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

Date: November 17, 2011	J.W. CHILDS ASSOCIATES, L.P.

	By:	J.W. Childs Associates, Inc.,
its General Partner

	By:	/s/ John W. Childs
	Name:	John W. Childs
	Title:	Chairman and Chief Executive Officer

POWER OF ATTORNEY

CONFIRMING STATEMENT

This Statement confirms that the undersigned, J.W. Childs Mattress Holdings, LLC, has authorized and designated James R. Black to execute and file on the undersigned’s behalf all Forms 3, 4, and 5 (including any amendments thereto) that the undersigned may be required to file with the U.S. Securities and Exchange Commission as a result of the undersigned’s ownership of or transactions in securities of Mattress Firm Holding Corp. The authority of James R. Black under this Statement shall continue until the undersigned is no longer required to file Forms 3, 4, and 5 with regard to his ownership of or transactions in securities of Mattress Firm Holding Corp., unless earlier revoked in writing. The undersigned acknowledges that James R. Black is not assuming any of the undersigned’s responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

Date: November 17, 2011	J.W. CHILDS MATTRESS HOLDINGS, LLC

	By:	/s/ David A. Fiorentino
	Name:	David A. Fiorentino
	Title:	Vice President

POWER OF ATTORNEY

CONFIRMING STATEMENT

This Statement confirms that the undersigned, J.W. Childs Associates, Inc., has authorized and designated James R. Black to execute and file on the undersigned’s behalf all Forms 3, 4, and 5 (including any amendments thereto) that the undersigned may be required to file with the U.S. Securities and Exchange Commission as a result of the undersigned’s ownership of or transactions in securities of Mattress Firm Holding Corp. The authority of James R. Black under this Statement shall continue until the undersigned is no longer required to file Forms 3, 4, and 5 with regard to his ownership of or transactions in securities of Mattress Firm Holding Corp., unless earlier revoked in writing. The undersigned acknowledges that James R. Black is not assuming any of the undersigned’s responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

Date: November 17, 2011	J.W. CHILDS ASSOCIATES, INC.

	By:	/s/ John W. Childs
	Name:	John W. Childs
	Title:	Chairman and Chief Executive Officer